Exhibit 10.3
AMENDMENT NO. 4
TO
SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT
     This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Amendment”), dated as of July 16, 2010, is entered into by and among COEUR D’ALENE MINES CORPORATION, an Idaho corporation (the “Parent”) and MITSUBISHI INTERNATIONAL CORPORATION, a New York corporation (the “Secured Party”).
     WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Collateral Agreement, dated as of August 7, 2009 (the “Collateral Agreement”) by and among the Parent, the Secured Party and CDE AUSTRALIA PTY LTD, an Australian proprietary limited corporation (“Coeur Australia”);
     WHEREAS, the parties hereto are parties to that certain Amendment No. 1 to Second Amended and Restated Collateral Agreement, dated as of September 10, 2009 (“Amendment No. 1”), that certain Amendment No. 2 to Second Amended and Restated Collateral Agreement, dated as of February 8, 2010 (“Amendment No. 2”) and that certain Amendment No. 3 to Second Amended and Restated Collateral Agreement, dated as of March 2, 2010 (“Amendment No. 3”, and together with Amendment No. 1 and Amendment No. 2, the “Prior Amendments”);
     WHEREAS, the parties hereto desire to amend the Collateral Agreement as set forth in greater detail below; and
     WHEREAS, Section 6.02(a) of the Collateral Agreement provides that the Collateral Agreement may be amended, modified, or supplemented by a writing signed by both the Parent and the Secured Party;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:
Section 1. Definitions.
     Capitalized terms used herein, defined in the Collateral Agreement and not otherwise defined herein shall have the meanings specified therefor in the Collateral Agreement when used herein.
Section 2. Amendment of Collateral Agreement.
     (a) Exhibit E to the Collateral Agreement is hereby amended and replaced in its entirety by Exhibit E to this Amendment.
     (b) Article IV of the Collateral Agreement is hereby amended by adding a new Section 4.16, which shall read as follows:

     “Non-Applicability of Certain Provisions. Notwithstanding anything to the contrary contained in this Agreement: (a) if the Australia Collateral Threshold is $0.00, (i) none of the representations and warranties or affirmative or negative obligations of Coeur Australia under this Agreement shall apply and (ii) none of the representations and warranties or affirmative or negative obligations of the Parent and none of the rights of the Secured Party under this Agreement with respect to the Australia Collateral, an Account Control Agreement, Cobar Operation Pty Limited, the Cobar Payment Instructions, the Cobar Silver Sale Agreement, Coeur Australia, the Limited Purpose, the Pledged Account or the Restricted Account Agreement shall apply and (b) if the L/C Amount Threshold is $0.00, none of the representations and warranties or affirmative or negative obligations of the Parent and none of the rights of the Secured Party under this Agreement with respect to the Wells Fargo L/C shall apply.”
Section 3. Additional Agreements.
     (a) The Parent and the Secured Party will enter into a new Lease or new Leases, pursuant to the Lease Agreement, of an aggregate of at least 10,000 ounces of Metal, separate from Metal which is the subject of Leases currently in existence, within 30 days of the date hereof, the term of which new Lease or new Leases shall end December 31, 2010.
     (b) If the average Outstanding Gold Obligation Amount from the date hereof through December 31, 2010 is less than 50% of the sum of the average Total Collateral Requirement and the average Uncollateralized Portion (such sum, the “Total Availability”) during such period, then the Parent shall pay to the Secured Party a fee of 0.125% of the difference between the Total Availability and such average Outstanding Gold Obligation Amount (such fee, the “Initial Facility Fee”), which fee shall be due on the tenth Business Day after December 31, 2010. If the average Outstanding Gold Obligation Amount during the six calendar month period beginning on January 1, 2011 or July 1, 2011 is less than 50% of the average Total Availability during such period, then the Parent shall pay to the Secured Party a fee of 0.125% of the difference between such average Total Availability and such average Outstanding Gold Obligation Amount, which fee shall be due on the tenth Business Day after the last day of such six calendar month period (such fee, the “Facility Fee”). The Initial Facility Fee or Facility Fee, as applicable, shall cease to accrue upon termination of the Collateral Agreement in accordance with its terms. On November 1, 2011, the parties shall commence negotiation of a mutually agreeable facility fee that would be applicable for the following calendar year. For purposes of this paragraph, the average Outstanding Gold Obligation Amount for any period shall be calculated by (i) multiplying each Outstanding Gold Obligation Amount that was in effect during such period by the total number of days during such period for which it was in effect, (ii) summing the amounts determined pursuant to clause (i), and (iii) dividing such sum by the total number of days in such period; and the average Total Collateral Requirement for any period shall be calculated by (x) multiplying each Total Collateral Requirement that was in effect during such period by the total number of days during such period for which it was in effect, (y) summing the amounts determined pursuant to clause (x), and (z) dividing such sum by the total number of days in such period.
     (c) Within three Business Days of the date hereof, the Secured Party shall send to the Parent the original copy of the letter of credit, or the original copy of each letter of credit, as applicable, constituting the Wells Fargo L/C, accompanied by (i) a cancellation of the Wells Fargo L/C in the form attached hereto as Exhibit F.
Section 4. Effectiveness.
     This Amendment shall become effective as of the date first above written (such date, the “Amendment Effective Date”).
Section 5 Reference to and Effect on the Collateral Agreement and Lease Agreement.
     (a) On and after the Amendment Effective Date, each reference in the Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Agreement and each reference in the Lease Agreement to “the Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Agreement shall mean and be a reference to the Collateral Agreement, as amended by this Amendment.
     (b) On and after the Amendment Effective Date, the Prior Amendments shall be superseded in whole by this Amendment.
     (c) Except to the extent certain provisions of the Collateral Agreement and the Lease Agreement are amended as specified herein, the Collateral Agreement and the Lease Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section 6. Execution in Counterparts.
     This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7. Governing Law.
     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COEUR D’ALENE MINES CORPORATION:
By:	/s/ Mitch Krebs
	Name:	Mitch Krebs
	Title:	CFO

MITSUBISHI INTERNATIONAL CORPORATION:
By:	/s/ K. Tomita
	Name:	K. Tomita
	Title:	Division SVP, Precious Metals Division

Amendment No. 4 to Second Amended and Restated Collateral Agreement

EXHIBIT E
Values Table and Credit Support
The minimum amount of Collateral required to be provided hereunder shall be the sum of the Australia Collateral Threshold, the Refinery Collateral Threshold and the L/C Amount Threshold (such sum, the “Total Collateral Requirement”). The Collateral provided hereunder will be comprised of the Wells Fargo L/C plus quantities of Refinery Collateral and Australia Collateral, each in at least the amounts specified in the table below.

Uncollateralized Portion	$19.8 million
Minimum amount of Australia Collateral (“Australia Collateral Threshold”)	$0.00
Minimum amount of Refinery Collateral (“Refinery Collateral Threshold”)	$29.7 million
Minimum amount of Wells Fargo L/C (“L/C Amount Threshold”)	$0.00